                                                             Exhibit 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of our report dated February 13, 1995, except as to Note 2, which is as of February 28, 1995, relating to the financial statements of State Mutual Life Assurance Company of America and our report dated February 13, 1995 relating to the financial statements of the Inheiritage Account of State Mutual Life Assurance Company of America, both of which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.



/s/ Price Waterhouse LLP
Boston Massachusetts

October 16, 1995